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                                                                    Exhibit 4.1

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
COMMON STOCK                                                                                                 COMMON STOCK


  Graphic                                                                                                         Graphic

                                                    [PROGENICS
                                               PHARMACEUTICALS, INC.
                                                       LOGO]
                                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                     CUSIP 743187 10 6


                              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT












IS THE OWNER OF



                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0013 PAR VALUE, OF

                                           PROGENICS PHARMACEUTICALS, INC.
transferable on the books of the Corporation by the holder hereof in parson or by duly authorized attorney upon surrender of this certificate properly endorsed.

    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


     /s/Robert A. McKinney                  [PROGENICS PHARMACEUTICALS, INC.             /s/Paul A. Maddon
                                                       CORPORATE
          TREASURER                                      SEAL                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                                         1986
                                                        DELAWARE]
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
The Corporation is authorized to issue more than one class of stock. The
Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifictions, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common                            UNIF GIFT MIN ACT -- ______________Custodian____________________
     TEN ENT  --  as tenants by the entireties                                             (Cust)                   (Minor)
     JT TEN   --  as joint tenants with right of                                       under Uniform Gifts to Minors
                  survivorship and not as tenants                                      Act________________________________________
                  in common                                                                               (State)
                                                                  UNIF TRF MIN ACT -- _______________Custodian (Until age________)
                                                                                           (Cust)
                                                                                      _______________under Uniform Transfers
                                                                                           (minor)
                                                                                      to Minors Act_________________________
                                                                                                            (State)

                          Additional abbreviations may also be used though not in the above list.

For value received,________________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


______________________________________



__________________________________________________________________________________________________________________________________
                                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated________________________________________




                                                                  ________________________________________________________________
                                                                  Notice:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                           IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                                                           OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:





______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIBIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15



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